Exhibit 99.1


                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,


                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Mel Rich, Chief Executive Officer of Evergood Products Corporation, certify that:

     The Form 10-Q of Evergood  Products  Corporation  for the period ended June
     30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Evergood Products Corporation.

This   certification  is  being  furnished   pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the periodic report described herein nor shall it be deemed filed by Evergood Products Corporation for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                                 /s/ Mel Rich
                                                 ________________________
                                                 Name: Mel Rich
                                                 Date  August 14, 2002